                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  7 August 2001


                          FLAG Telecom Holdings Limited
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             (Exact name of registrant as specified in its charter)


               BERMUDA                                   000-29207                         N/A
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    (State or other jurisdiction of             (Commission File Number)             (I.R.S. Employer
             Incorporation)                                                        Identification Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
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              (Registrants' telephone number, including area code)

                                       n/a
                 ---------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On 7 August 2001, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing its financial results for the second quarter ended 30 June 2001. It was announced that the Company has decided not to proceed with the FLAG Pacific - 1 project.

         This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

         Any Internet addresses provided in these releases are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

EXHIBIT NO.     DESCRIPTION

99.1            Press Release dated 7 August 2001 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLAG TELECOM HOLDINGS LIMITED


                                     By: /s/ Stephen Ball
                                         ------------------------------------
                                         Stephen Ball
                                         Acting General Counsel and Secretary

Dated:  8 August 2001

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

99.1          Press Release dated 7 August 2001 of FLAG Telecom Holdings Limited